EXHIBIT 99.1


THIS SECURITIES PURCHASE AGREEMENT CONTAINS CERTAIN REPRESENTATIONS AND WARRANTIES (THE "REPRESENTATIONS") BY SPACEDEV, INC. NO PERSON, OTHER THAN THE PARTIES TO THE PURCHASE AGREEMENT, ARE ENTITLED TO RELY ON THE REPRESENTATIONS CONTAINED IN THE PURCHASE AGREEMENT. THE PURCHASE AGREEMENT IS FILED IN ACCORDANCE WITH THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, AND IS INTENDED BY SPACEDEV SOLELY AS A RECORD OF THE AGREEMENT REACHED BY THE PARTIES THERETO. THE FILING OF THE PURCHASE AGREEMENT IS NOT INTENDED AS A MECHANISM TO UPDATE, SUPERSEDE OR OTHERWISE MODIFY PRIOR DISCLOSURES OF INFORMATION AND RISKS CONCERNING SPACEDEV WHICH SPACEDEV HAS MADE TO ITS SHAREHOLDERS.

INVESTORS AND POTENTIAL INVESTORS SHOULD ALSO BE AWARE THAT THE REPRESENTATIONS ARE QUALIFIED BY INFORMATION IN CONFIDENTIAL DISCLOSURE SCHEDULES THAT SPACEDEV HAS DELIVERED TO THE PURCHASERS (THE "DISCLOSURE SCHEDULES"). THE DISCLOSURE SCHEDULES CONTAIN INFORMATION THAT MODIFIES, QUALIFIES AND CREATES EXCEPTIONS TO THE REPRESENTATIONS.

INVESTORS  AND  POTENTIAL   INVESTORS  SHOULD  ALSO  BE   AWARE   THAT   CERTAIN
REPRESENTATIONS  MADE  IN  THE  PURCHASE  AGREEMENT  ARE  NOT  INTENDED   TO  BE
AFFIRMATIVE REPRESENTATIONS OF FACTS, SITUATIONS OR CIRCUMSTANCES, BUT ARE INSTEAD DESIGNED AND INTENDED TO ALLOCATE CERTAIN RISKS BETWEEN SPACEDEV, ON THE ONE HAND, AND THE PURCHASERS, ON THE OTHER HAND. THE USE OF REPRESENTATIONS AND WARRANTIES TO ALLOCATE RISK IS A STANDARD DEVICE PURCHASE AGREEMENTS. ACCORDINGLY, SHAREHOLDERS SHOULD NOT RELY ON THE REPRESENTATIONS AS AFFIRMATIONS OR CHARACTERIZATIONS OF INFORMATION CONCERNING SPACEDEV AS OF THE DATE OF THE PURCHASE AGREEMENT, OR AS OF ANY OTHER DATE.

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of January 12, 2006, among SpaceDev, Inc., a Colorado corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
                                   ARTICLE 1.
                                   DEFINITIONS

     1.1.     Definitions.  In  addition  to the terms defined elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:
     "Action"  shall  have  the meaning ascribed to such term in Section 3.1(j).

     "Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and shares of Series D Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Series D Preferred Stock are held until the third anniversary of the respective Issue Date and all dividends (assuming LIBOR and VWAP stay fixed at the rate in effect as of the date of any determination) are paid in shares of Common Stock until such third anniversary, ignoring the limitation on the number of shares of Common Stock issuable hereunder set forth in Section 6(c) of the Certificate of Designation.

     "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

     "BR"  means  Blank  Rome  LLP  with  offices  at The Chrysler Building, 405
Lexington  Avenue,  New  York,  New  York  10174.

     "Call  Date"  shall  have  the meaning ascribed thereto in Section 4.18(a).

     "Certificate of Designation" means the Certificate of Designation with respect to the Series D-1 Preferred Stock and the Series D-2 Preferred Stock to be filed prior to the Closing by the Company with the Secretary of State of Colorado, in the form of Exhibit A attached hereto, and such other Certificates of Designation with respect to any additional series of Series D Preferred Stock filed pursuant to Section 4.13 hereof.

     "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

     "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered (or filed, in the case of the Certificate of Designation) by the applicable parties thereto, and all conditions precedent to

(i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

     "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Company  Counsel"  means  Sheppard,  Mullin,  Richter  &  Hampton  LLP.

     "Conversion Price" shall have the meaning ascribed to such term in the Certificate of Designation which shall be the same price for all Series D Preferred Stock.

     "Conversion Shares" shall have the meaning ascribed to such term in the Certificate of Designation.

     "Disclosure  Schedules"  shall  have  the  meaning ascribed to such term in
Section  3.1.

     "Discussion Time" shall have the meaning ascribed to such term in Section 3.2(f).

     "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

     "Equity Conditions" shall have the meaning ascribed to such term in the Certificate of Designation which shall be the same for all Series D Preferred Stock.

     "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose including any inducement grant to a new employee, officer or director, (b) securities upon the exercise or exchange of or conversion of or as dividends in respect of or in satisfaction of all or any portion of any liquidated damages relative to, any Securities issued hereunder and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement or securities issued as scheduled dividends on securities outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person (or the direct or indirect equity holders of such Person) which is, itself or through its direct or indirect subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives assets or benefits in addition to the investment of funds.

     "GAAP"  shall  have  the  meaning  ascribed to such term in Section 3.1(h).

     "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

     "Laurus Revolving Credit Facility" means the $1,000,000 revolving credit facility received by the Company from Laurus Master Fund, Ltd. in June 2003 in the form of a three-year Convertible Note, which facility expires by its terms June 3, 2006.

     "Legend  Removal  Date"  shall  have  the  meaning ascribed to such term in
Section  4.1(c).

     "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other transfer restriction other than restrictions intended to secure compliance with applicable securities laws.

     "Material  Adverse  Effect" shall have the meaning assigned to such term in
Section  3.1(b).

     "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

     "Maximum  Rate"  shall  have  the  meaning ascribed to such term in Section
5.17.

     "New  Series" shall have the meaning ascribed to such term in Section 4.24.

     "Option  Closing  Date"  shall  have  the  meaning ascribed to such term in
Section  4.18(a).

     "Participation  Maximum"  shall  have  the meaning ascribed to such term in
Section  4.13.

     "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "Preferred Stock Warrants" means the warrants to purchase "Units" issued to the Purchasers at Closing pursuant to Section 4.18 in the form of Exhibit E attached hereto.

     "Pre-Notice"  shall have the meaning ascribed to such term in Section 4.13.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Purchaser Party" shall have the meaning ascribed to such term in Section 4.11.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated the Closing Date, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

     "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

     "Required  Approvals"  shall  have  the  meaning  ascribed  to such term in
Section  3.1(e).

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SEC  Reports"  shall  have  the  meaning  ascribed to such term in Section
3.1(h).

     "Securities" means, without duplication, the Series D Preferred Stock, the Warrants, the Preferred Stock Warrants, the Warrant Shares and the Underlying Shares.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.

     "Series D Preferred Stock" means initially the Series D-1 Preferred Stock and the Series D-2 Preferred Stock and shall include any subsequently authorized series of Preferred Stock designated after the Closing pursuant to Section 4.13.

     "Series D-1 Preferred Stock" means the $5,150,000 aggregate Stated Value of Series D-1 Preferred Stock issued on the Closing Date.

     "Series D-2 Preferred Stock" means the $2,000,000 aggregate Stated Value of Series D-2 Preferred Stock subject to the Preferred Stock Warrants.

     "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

     "Starsys"  means  Starsys  Research  Corporation,  a  Colorado corporation.

     "Starsys Merger Agreement" means the Agreement and Plan of Merger and Reorganization dated as of October 24, 2005 by and among the Company, Monoceros Acquisition Corporation, a wholly-owned subsidiary of the Company, Starsys and its key shareholders.

     "Starsys Bank Debt" means the indebtedness of Starsys (including related amounts) to Vectra Bank Colorado existing at the time of the merger of Starsys with a subsidiary of the Company pursuant to and in accordance with the Starsys Merger Agreement.

     "Stated  Value"  means  $1,000  per  share  of  Series  D  Preferred Stock.

     "Subscription Amount" shall mean, as to each Purchaser, the aggregate amount to be paid for the Series D-1 Preferred Stock and associated Warrants and Preferred Stock Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

"Subsequent Financing" shall have the meaning ascribed to such term in Section 4.13.
     "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.13.

     "Subsidiary" means any subsidiary of the Company as set forth on Schedule 3.1(a).

     "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

     "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

     "Transaction Documents" means this Agreement, the Certificate of Designation, the Warrants, the Preferred Stock Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder, including those entered into pursuant to
Section  4.18  hereof.

     "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series D Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Series D Preferred Stock in accordance with the terms of the Certificate of Designation as applicable.

     "Units" means one share of Series D Preferred Stock and Warrants to purchase a number of shares of Common Stock equal to 32.62% of the number of shares initially issuable upon conversion of such share of Series D Preferred Stock being purchased.

     "Variable Rate Transaction" means a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a price determined following the execution of such agreement; provided, however, that the Starsys Merger Agreement shall not be included within the term Variable Rate Transaction.

     "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
(b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

     "Warrants" means collectively the Common Stock purchase warrants, in the form of Exhibit C which may be issued at the Closing or upon exercise of the Preferred Stock Warrants.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE 2.
                                PURCHASE AND SALE

     2.1. Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, (a) the shares of Series D-1 Preferred Stock (b) the Warrants and (c) the Preferred Stock Warrants, in each case in the amount set forth opposite each Purchaser's name on
Schedule 1 attached hereto for such Purchaser's Subscription Amount. Each Purchaser shall deliver to the Company via wire transfer or a certified check of immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective shares of Series D-1 Preferred Stock, Warrants and Preferred Stock Warrants as set forth on Schedule 1 and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of BR, or such other location as the parties shall mutually agree.

2.2.  Deliveries.

     (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (i)  this  Agreement  duly  executed  by  the  Company;

          (ii) a legal opinion of Company Counsel, in the form of Exhibit D attached hereto;

          (iii) written confirmation of the issuance of shares of Series D-1 Preferred Stock equal to the number of shares set forth opposite such Purchaser's name on Schedule 1;

          (iv) a Warrant registered in the name of such Purchaser to purchase that number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1 hereto, with an exercise price of $1.51 per share, subject to adjustment therein;

          (v) a Preferred Stock Warrant registered in the name of such Purchaser to purchase that number of shares of Series D-2 Preferred Stock and Warrants set forth opposite such Purchaser's name on Schedule 1 hereto with an exercise price of $1,000.00 per Unit;

          (vi)  the  Registration Rights Agreement duly executed by the Company;

          (vii) a certificate evidencing the incorporation (or other organization) and good standing of the Company and each of its Subsidiaries (other than SpaceDev, Inc., an Oklahoma corporation) in such entity's state of incorporation or organization as of a date within ten (10) days of the Closing Date; (viii) a certified copy of the Corporation's Certificate of Incorporation as amended, including the Certificate of Designation with respect to the Series D-1 and Series D-2 Preferred Stock, as certified by the Secretary of State of the State of Colorado as of a date within ten days of the Closing Date; and

     (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

          (i)  this  Agreement  duly  executed  by  such  Purchaser;

          (ii) such Purchaser's Subscription Amount by wire transfer to the account specified in writing by the Company; and

          (iii) the Registration Rights Agreement duly executed by such Purchaser.

2.3.  Closing  Conditions.

     (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

          (i) the accuracy in all respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

          (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

          (iii) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

     (b)     The  respective  obligations  of  the   Purchasers   hereunder   in
connection  with  the Closing are subject to the following conditions being met:

          (i) the accuracy in all respects on the Closing Date of the representations and warranties of the Company contained herein;

          (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

          (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

          (iv) the delivery of the written consent of the holders of the Company's Series C Preferred Stock to this Agreement, the issuance of the Securities and consummation and performance of the transactions contemplated hereby;

          (v) there shall have been no Material Adverse Effect with respect to the Company since the Closing Date; and

          (vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Series D-1 Preferred Stock at the Closing.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

     3.1. Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules") which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser. Any information disclosed in one section of the Disclosure Schedule which is also clearly applicable, based upon the information in the Disclosure Schedule, to another section of the Disclosure Schedule will be deemed disclosed even if inadvertently omitted from such other section. The mere disclosure of the existence of an agreement, however, is not sufficient to disclose its contents.

     (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

     (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

     (c)  Authorization;  Enforcement.  The  Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery or filing, in the case of the Certificate of Designation, will have been) duly executed by the Company and, when delivered (or filed, in the case of the Certificate of Designation) in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except
(i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

     (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i)  filings  required  pursuant  to  Section  4.6,  (ii)  the  filing  with the
Commission of the Registration Statement and the declaration of the effectiveness thereof, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Series D Preferred Stock and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

     (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Actual Minimum on the Closing Date.

     (g)  Capitalization.  The  capitalization of the Company is as set forth on
Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

     (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Closing Date (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, as of the date of such later filing), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, as of the date of such later filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect,
(ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information.

     (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) if there were an unfavorable decision, would have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been within the last five years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been within the last five years, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

     (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

     (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not reasonably be expected to have a Material Adverse Effect.

     (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

     (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

     (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. To the best knowledge of the Company, the information submitted to the applicable insurance provider by the Company in connection with such insurance contracts and policies was accurate and complete at the time of submission. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

     (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or other compensation and consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any equity compensation plan of the Company.

     (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, was prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal control over financial reporting (as such term is defined in Exchange Act Rule 13a-15(f)) or, to the knowledge of the Company, in other factors that could significantly affect the Company's internal control over financial reporting.

     (s) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

     (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

     (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (v) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

     (w) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the Closing Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

     (y) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information other than the issuance of the Series D Preferred Stock and Warrants. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

     (z) No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require the registration under the Securities Act of the issuance and sale of the Series D Preferred Stock and Warrants and the Underlying Shares or that would be integrated with any other offering by the Company under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

     (aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The balance sheets and notes thereto included in the SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

     (bb) Form SB-2 Eligibility. The Company is eligible to register the resale of the Underlying Shares for resale by the Purchaser on Form SB-2 promulgated under the Securities Act.

     (cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

     (dd) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

     (ee) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has
(i)  directly  or  indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law regulating contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     (ff)  Accountants.  The  Company's  accountants  are  set forth on Schedule
3.1(ff) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ending December 31, 2005 are a registered public accounting firm as required by the Securities Act. The Company has caused such accountants to review the Transaction Documents and the Company is satisfied with the proposed treatment of the Series D Preferred Stock on the Company's balance sheet in accordance with GAAP and current interpretations thereof.

     (gg) Seniority. As of the Closing Date, no indebtedness or other equity of the Company is senior to the Series D Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby), capital lease obligations (which is senior only as to the property covered thereby), the Laurus Credit Facility under which there is no amount outstanding and when the merger under the Starsys Merger Agreement is completed, the Starsys Bank Debt

     (hh) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers. Within the twelve months preceding the Closing Date, none of the Company's outside attorneys has made a report or otherwise made disclosures to the Company's Board of Directors pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

     (ii) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

     (jj) Acknowledgement Regarding Purchasers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for
Section 4.17 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities;
(iii) that any Purchaser, and counter parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

     (kk) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent's placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     3.2. Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

     (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or if such Purchaser is not a corporation, such partnership, limited liability company or other applicable similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except
(i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

     (b) Own Account. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

     (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the Closing Date it is, and on each date on which it converts any shares of Series D Preferred Stock or exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1),
(a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

     (d) Access to Information. Such Purchaser acknowledges that it has reviewed the Transaction Documents and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

     (e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     (f) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     (g) Restrictions on Securities. Such Purchaser understands that the Securities have not been registered under the Securities Act and may not be offered, sold, assigned or transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States.

     (h) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

     (i) Private Placement. Such Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and each Purchaser hereby consents to such reliance.

     (j) Commissions. Such Purchaser has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

     (k) Residence. If the Purchaser is an individual, such Purchaser resides in the state identified in the address of such Purchaser set forth on the signature page hereto; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of such Purchaser set forth on the signature page hereto.

     (l) Short Sales and Confidentiality Prior To The Closing Date. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the Closing Date ("Discussion Time"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

     The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE 4.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1.     Transfer  Restrictions.

     (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

     (b)  The Purchasers agree to the imprinting, so long as is required by this
Section  4.1(b),  of  a  legend  on any of the Securities in the following form:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

     The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend shall remain on the pledged Securities and such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

     (c) Certificates evidencing the Underlying Shares shall, upon their issuance or reissuance, not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any shares of Series D Preferred

Stock or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares together with all required paperwork relating to Rule 144, as applicable, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. If the Purchaser has provided the Company with the name of its prime broker that is a participant with the Depository Trust Company System through its Deposit Withdrawal Agent Commission System, certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System through its Deposit Withdrawal Agent Commission system if the Company is a participant.

     (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day after the second Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

     (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

     (f) Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority of the outstanding shares of Series D Preferred Stock.

     4.2. Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

     4.3. Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Closing Date pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.4. Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval of the sale of the Securities to the Purchasers unless shareholder approval is obtained.

     4.5. Conversion and Exercise Procedures. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Series D Preferred Stock, respectively. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Series D Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Series D Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

     4.6. Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the Closing Date, issue a Current Report on Form 8-K, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement, the Registration Rights Agreement, the Certificate of Designation, a form of Warrant and a form of Preferred Stock Warrant thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and, except as set forth in Section 4.8 below, neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or Trading Market regulation, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and
(ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

     4.7. Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     4.8. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto and after the Closing Date such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding the requirements in Section 4.6 in the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.

     4.9. Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder specifically as set forth on Schedule 4.9 of the Disclosure Schedule and not for the satisfaction of any portion of the Company's debt (other than as set forth thereon), to redeem Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

     4.10. Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely based on such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses actually incurred (including the cost of any investigation, preparation and travel in connection therewith) in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely based on such Purchaser's acquisition of the Securities under this Agreement.

     4.11.  Indemnification  of  Purchasers.  Subject  to the provisions of this
Section 4.11, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, members, partners, employees and agents
(each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

     4.12.  Reservation  and  Listing  of  Securities.

     (a) The Company shall maintain a reserve from its duly authorized shares for issuance of Series D Preferred Stock and Common Stock pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

     (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Actual Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as reasonably practicable and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

     (c) The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Actual Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as reasonably practicable thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Actual Minimum on such date on such Trading Market or another Trading Market.

     4.13.  Designation  of  Additional  Series  of  Series  D  Preferred Stock.

     (a) Each issuance of Series D Preferred Stock shall be pursuant to a new series of Series D Preferred Stock having the same terms and conditions, including the same Conversion Price as the Series D-1 Preferred Stock; provided, however, that the Conversion Price and Conversion Shares shall be adjusted as if such Series D Preferred Stock had been issued on the Closing Date, including all adjustments to the Conversion Price and Conversion Shares applicable to the Series D-1 Preferred Stock. Each subsequent series of Series D Preferred Stock shall be consecutively numbered. If the Company exercises the Company Option or the Purchasers exercise the Preferred Stock Warrants for less than the full number of Series D Preferred Stock covered thereby, then the Company shall immediately file an additional Certificate of Designation to designate an additional series of Series D Preferred Stock such that there shall always be available authorized and unissued shares of Series D Preferred Stock sufficient to satisfy any exercise of the Company Option or the Preferred Stock Warrants. Once shares of any series of Series D Preferred Stock have been issued on any date, the Company's Board, without approval of the holders of any Series D Preferred Stock, may reduce the number of shares authorized in any series to the actual number of outstanding shares of that series.

     (b) Whenever the Company shall issue additional shares of Series D Preferred Stock pursuant to the Registration Rights Agreement, the shares so issued shall be a new series under an additional Certificate of Designation which shall be the same terms and conditions, including the same Conversion Price as applicable to the Series D-1 Preferred Stock, including all adjustments to the Conversion Price and Conversion Shares applicable to the Series D-1 Preferred Stock, as applicable.

     (c) All shares of Series D Preferred Stock issued on the same date shall be of the same series and all shares of a series shall have been issued on the same date.

     4.14.  Participation  in  Future  Financing.

     (a) From the Closing Date until the date that is the 12 month anniversary of the Effective Date, upon any financing by the Company or any of its Subsidiaries through the incurrence of debt for borrowed money, or the issuance of any securities including the sale or issuance of Common Stock or Common Stock Equivalents (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the "Participation Maximum").

     (b) At least 7 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 2 Trading Days after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

     (c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 7th Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser's participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of the end of such 7th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

     (d) If by 5:30 p.m. (New York City time) on the 7th Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice.

     (e) If by 5:30 p.m. (New York City time) on the 7th Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Purchasers. "Pro Rata Portion" is the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this
Section 4.14 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.14.

     (f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.14, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

     (g) Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of any capitalized lease transactions or project financing permitted by clause (e) of Permitted Indebtedness, as that term is defined in the Certificate of Designation, or any Exempt Issuance.

     4.15.  Subsequent  Equity  Sales.

     (a) From the Closing Date until 180 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents (excluding shares of Common Stock or Common Stock Equivalents to be issued pursuant to the Starsys Merger Agreement or shares pursuant to the Transaction Documents or shares in payment of dividends on the Series C Preferred Stock and the Series D Preferred Stock); provided, however, the 180 day period set forth in this Section 4.15 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares.

     (b) From the Closing Date until such time as no Purchaser holds any of the Securities (excluding shares of Common Stock), the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction.

     (c) Notwithstanding the foregoing, this Section 4.15 shall not apply in respect of (i) an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance or (ii) a transaction permitted by Section 4.24.

     4.16. Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

     4.17. Short Sales and Confidentiality After The Closing Date. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.
Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

     4.18.  Additional  Investment  Option.

     (a) Company Option. From the Effective Date until the 12 month anniversary of the Effective Date ("Company Exercise Period"), if on any Trading Day during such period the VWAP of the Company's Common Stock for each of the 20 Trading
Days immediately prior to the Call Date is greater than 110% of the Conversion Price and the daily average trading volume of the Common Stock exceeds $100,000 for each of such 20 Trading Days, at the Company's option (the "Company Option"), each Purchaser shall be required to purchase, in the ratio of such

Purchaser's Subscription Amount on the Closing Date to the aggregate Subscription Amounts of all Purchasers on the Closing Date (such amount, the Purchaser's "Pro Rata Share"), Units for an aggregate of the number of shares of Series D Preferred Stock and Warrants to purchase the number of Warrant Shares in the amounts set forth on Schedule 1 opposite each Purchaser's name, for an aggregate purchase price of up $2,000,000 and each Purchaser's Pro Rata Share shall be reduced by the number of Units which may have been purchased by such Purchaser upon exercise of the Preferred Stock Warrants issued to such Purchaser. Any Company Option shall close (the "Option Closing Date") within 10 Trading Days of notice to each Purchaser by the Company (the date of such notice being the "Call Date") that the Company elects to exercise its Company Option hereunder. The Purchasers shall not be obligated to purchase such securities issuable pursuant to the Company Option, notwithstanding this right, if a Material Adverse Effect has occurred during the period from the Closing Date to the date of such exercise or if such Purchaser reasonably believes that, based on the information contained in the disclosure schedules, a Material Adverse Effect will occur or, if from the Call Date until the additional investment is closed, the Equity Conditions (as defined in the Certificate of Designation) are not satisfied. Upon the completion of any redemption of a Holder's Series D Preferred Stock as a result of a Merger Triggering Event in accordance with the Certificate of Designation and Section 4.23, the Company Option shall lapse with respect to such Holder only.

     (b) Deliveries at Option Closing Date. On each Option Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

     (i) a legal opinion of Company Counsel, or other counsel reasonably acceptable to Purchasers, substantially in the form of Exhibit D attached hereto but modified as necessary to relate to the Series D Preferred Stock and Warrants being issued;

     (ii) written confirmation of the issuance of the number of shares of Series D Preferred Stock required to be issued to each Purchaser and the designation thereof;

     (iii) Warrants included in the Units purchased registered in the name of each Purchaser;

     (iv) a certificate evidencing the incorporation (or other organization) and good standing of the Company and each of its Subsidiaries in such entity's state of incorporation or organization as of a date within ten (10) days of the Option Closing Date;

     (v) a certified copy of the Corporation's Certificate of Incorporation as amended, including the Certificates of Designation, as certified by the Secretary of State of the State of Colorado as of a date within ten days of the Closing Date which shall include the Certificate of Designation for the Series D Preferred Stock being purchased on the Option Closing Date; and

     (vi)  a  certificate  of  the  Chief  Executive  Office and Chief Financial
Officer of the Company to the effect that all of the representations and warranties of the Company set forth in this agreement are true and correct as of the Option Closing Date (including, to the extent necessary, updated Disclosure Schedules which shall be reasonably acceptable to each Purchaser) and the Company has performed all of its obligations under this agreement required to be performed prior to the Option Closing Date.

     (vii) On each Option Closing Date, each Purchaser shall deliver or cause to be delivered to the Company such Purchaser's purchase price for the Units by wire transfer to the account specified in writing by the Company.

     (c) Option Closing Conditions. The respective obligations of each Purchaser to purchase the Units upon exercise of the Company Option are subject to the following conditions being met: (i) the accuracy in all respects on the Option Closing Date of the representations and warranties of the Company contained herein as supplement by the updated Disclosure Schedules delivered pursuant to
Section 4.18(b)(vi) above and such updated Disclosure Schedules shall be reasonably acceptable to such Purchaser; (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Option Closing Date shall have been performed; (iii) the delivery by the Company of the items set forth in Section 4.18(b) of this Agreement; (iv) there shall have been no Material Adverse Effect with respect to the Company since the Closing Date; and (v) from the Call Date to the Option Closing Date, trading in the Common Stock shall not have been suspended by the Commission, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Units at the Option Closing Date. In determining the number of Warrants to be issued upon the exercises of the Company Option from time to time, the Units being purchased by each Purchaser shall be aggregated and the number of Warrants to be issued to such Purchaser shall be rounded up or down to the nearest whole number of Warrant Shares except that if the Company Option is exercised for the full number of Units remaining under this Company Option with respect to a Purchaser, then Warrants in respect of the remaining balance of the Warrant Shares set forth opposite such Purchaser's name on Schedule 1 hereto in respect of the Company Option, as adjusted, shall be issued. In no event shall the Company be obligated to issue in the aggregate to any Purchaser Warrants to purchase more than the number of Warrant Shares set forth opposite such Purchasers name in the applicable column of Schedule 1.

     4.19. Additional Preferred Stock. For so long as any Purchaser beneficially owns any Series D Preferred Stock or Warrants, the Company will not issue any Series D Preferred Stock other than to the Purchasers as contemplated hereby.

     4.20. Laurus Revolving Credit Facility. The Company shall not borrow or request any advances under the Laurus Revolving Credit Facility and shall cause such facility to expire by its terms unused on June 3, 2006 without any renewals or extensions thereof. There are no amounts outstanding under the Laurus Revolving Credit Facility.

     4.21. Starsys Bank Debt. The Company shall pay or cause to be paid the Starsys Bank Debt at or prior to its maturity and shall not renew or extend such indebtedness or the credit facilities under the Starsys Bank Debt.

     4.22. Enforceability of Certificate of Designation. It is the intent of the parties that the rights, preferences, privileges and limitations of the Certificate of Designation shall inure to the Purchasers (and their assignees hereunder) and Holders of Series D Preferred Stock as stated in any Certificate of Designation, all of which shall be deemed incorporated herein by reference. In the event, and to the extent, that any of the terms or provisions, or any portion thereof, of any Certificate of Designation is held to be unenforceable or invalid (including all such terms and provisions if any Certificate of Designation or is held to be void or is voided) by any court of competent jurisdiction, then the Purchasers and their successors and permitted assigns shall have under this Agreement the same rights, preferences and privileges as provided in the Certificate of Designation; provided that in the case of any payments due under any Certificate of Designation as incorporated herein by reference, there shall be made appropriate reductions for any payments actually made and not required to be rescinded or returned in respect of the shares of Series D Preferred Stock, as applicable. The parties agree that the foregoing right of enforcement under this Section 4.22 shall be the sole and exclusive remedy of the Purchasers, their assignees or the Holders with respect to any determination by any court of competent jurisdiction that any of the terms or provisions of any Certificate of Designation are unenforceable or invalid under the law of the Company's domicile state provided that the Purchasers, their assignees or the Holders receive the intended benefits set forth in the Certificate of Designation.

     4.23. Surrender of Preferred Stock Warrants. Each Holder agrees that it shall surrender to the Company all then outstanding Preferred Stock Warrants issued to such Holder on the Closing Date simultaneous with the submission of a notice to the Company pursuant to Section 10(b) of the Certificate of Designation in respect of a Triggering Event specified in Section 10(b)(xiii) (a "Merger Triggering Event") of the Certificate of Designation, and each Holder agrees to execute such forms of assignment or cancellation ("Assignment") with respect to such Preferred Stock Warrants as may reasonably be requested by the Company in connection with a Merger Triggering Event redemption. Each Holder acknowledges that such Holder's right to receive any payment in redemption of its Series D Preferred Stock as a result of a Merger Triggering Event is specifically conditioned upon the Company's receipt of such outstanding Preferred Stock Warrants. If the Company shall fail to timely pay the Triggering Event Redemption Amount (as defined in the Certificate of Designation) in full with respect to Series D Preferred Stock tendered for redemption as a result of a Merger Triggering Event on the date the amount is due in accordance with
Section 10(b) of the Certificate of Designation, the Company shall return all of such Holder's Preferred Stock Warrants to such Holder until such time as the Company shall satisfy in full its obligations under Section 10(b) of the Certificate of Designation at which time such Holder shall again tender its then outstanding Preferred Stock Warrants to the Company. Unless and until any

Triggering Event Redemption Amount has been paid in full to a Holder entitled thereto, the Preferred Stock Warrants shall be fully exercisable by the Holder, notwithstanding that they may be in the Company's possession.

     4.24.  Issuance  of  Pari  Passu  Shares.

     (a) Preferred Shares. On or before the expiration of one year from the date hereof, the Company may authorize, designate and issue one or more additional series of preferred stock, which may be convertible, that are pari passu or junior with the Series D Preferred Stock both as to dividends and liquidation (collectively, the "New Series"), and in connection therewith, warrants to purchase shares of Common Stock subject to the following conditions:

          (i) The aggregate stated value of the New Series sold shall not exceed $7,000,000 minus the aggregate Stated Value of the Series D-1 Preferred Stock issued on the Closing Date and minus the purchase price paid for any sales of Common Stock made by the Company pursuant to Section 4.24(b), but in no event may the aggregate stated value of all the New Series sold pursuant to this Section 4.24(a) plus the sales price of Common Stock sold pursuant to Section 4.24(b) exceed $2,000,000;

          (ii) The dividend rate on any New Series shall not be greater than the dividend rate applicable to the Series D-1 Preferred Stock on the Closing Date and the conversion price per share of Common Stock applicable to any New Series shall not be less than $1.48, and any events of default, cure periods, default interest rates, liquidated damages, redemption triggering events, anti-dilution and conversion rate adjustment provisions, and other redemption provisions of the New Series shall be no more favorable to the purchasers of such New Series than those contained in the Certificate of Designation, excluding any provisions of the Certificate of Designation which permit the New Series;

          (iii) if warrants to purchase Common Stock are issued in connection with the sale of the New Series, then the ratio of the aggregate exercise price of such warrants to the aggregate stated value of the New Series shall not exceed the ratio of the aggregate exercise price of the Warrants issued in connection with the Series D-1 Preferred Stock to the aggregate Stated Value of the Series D-1 Preferred Stock issued at the Closing;

          (iv) the exercise price per share of Common Stock applicable to any warrants issued in connection with the sale of any New Series shall not be less than $1.51 and any anti-dilution and exercise price adjustment provisions and the term during which any such warrants may be exercised shall be no more favorable to the purchasers of the New Series than the comparable provisions of the Warrants;

          (v) the purchase price for the New Series and related warrants, if any, shall be no less than the aggregate stated value of the shares of the New Series sold as of the date of issuance of such New Series;

          (vi) the holders of the New Series shall have no right to include any securities in any Registration Statement filed pursuant to the Registration Rights Agreement (unless any holder of the New Series shall also be a party to the Registration Rights Agreement, and in such case, only with respect to Registrable Securities (as defined in the Registration Rights Agreement)) and the offer and sale of any New Series and related warrants, if any, shall not commence until after the effective date of the Starsys Merger (as that term is defined in the Certificate of Designation) and after the Effective Date; and

          (vii) in connection with any sale of the New Series, the Company shall receive a written opinion from its outside securities counsel that the issuance and sale of the New Series and any related warrants would not, with or without notice or the passage of time or both, be a default or Triggering Event under any of the terms of the Transaction Documents.

     (b) Common Shares. From and after the Effective Date through the expiration of 180 days after the Effective Date, the Company may, in one or more issuances, sell shares of its Common Stock and related warrants to purchase shares of its Common Stock subject to the following conditions:

          (i) the purchase price per share of Common Stock (and any related warrants) shall not be less than $1.48 per share of Common Stock and the aggregate purchase price for such shares of Common Stock and related warrants, if any, sold during such period, together with the stated value of all New Series sold pursuant to Section 4.24(a) shall not exceed the amount set forth in Section 4.24(a)(i);

          (ii) the aggregate exercise price of any warrants sold in connection with the sale of such Common Stock shall not exceed 32.5% of the aggregate purchase price of such shares of Common Stock;

          (iii) any warrants sold with such Common Stock shall otherwise comply with the provisions of Section 4.24(a)(iv) (substituting references to the New Series with references to the Common Stock sold pursuant to Section 4.24(b)); and

          (iv) the provisions of Sections 4.24(a)(vi) and (vii) shall apply to such sale and issuance substituting references to the New Series with references to the Common Stock.

     (c) Anything in this Agreement to the contrary notwithstanding all or any portion of the provisions of this Section 4.24 may be modified (to be less restrictive) or waived by the written consent or waiver of the Company and the Purchasers of a majority of the number of shares of Series D-1 Preferred Stock at Closing.
                                   ARTICLE 5.
                                  MISCELLANEOUS

     5.1. Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before January 13, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     5.2. Fees and Expenses. At the Closing, the Company has agreed to reimburse Omicron Master Trust ("Omicron") the sum of up to $60,000, for its actual, reasonable, out-of-pocket legal fees and expenses, $15,000 of which has been paid prior to the Closing. The Company will wire $45,000 to Blank Rome at Closing in payment of the balance Due. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

     5.3. Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.4. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail at the e-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.5. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.6. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

     5.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

     5.9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.10. Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

     5.11. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.12. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.13. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of the Series D Preferred Stock or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

     5.14. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     5.15. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.16. Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.17. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the Closing Date, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

     5.18. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Omicron. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

     5.19. Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     5.20. Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SpaceDev,  Inc.     Address  for  Notice:  13855  Stowe Drive,
                                           Poway, California 92064

                            Attention:  President  or  Chief  Executive  Officer


By:     /s/  Richard  B.  Slansky
     ----------------------------------
     Name:  Richard  B.  Slansky
     Title:   President



With  a  copy  to  (which  shall  not  constitute  notice):

Sheppard,  Mullin,  Richter  &  Hampton  LLP
12544  High  Bluff  Drive,  Suite  300
San  Diego,  CA  92130
Attention:  John  J.  Hentrich,  Esq.
            Dalton  W.  Sprinkle,  Esq.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

   FORM OF PURCHASER SIGNATURE PAGES TO SPACEDEV SECURITIES PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name  of  Purchaser:
Signature  of  Authorized  Signatory  of  Purchaser:
Name  of  Authorized  Signatory:
Title  of  Authorized  Signatory:
Email  Address  of  Purchaser:

Address  for  Notice  of  Purchaser:



Address  for  Delivery  of  Securities  for  Purchaser  (if  not same as above):

Subscription  Amount:
Shares  of  Series  D  Preferred  Stock:
Warrant  Shares:
EIN  Number:
Qualified  Institutional  Buyer:               [   ]  Yes
                                               [   ]  No